Exhibit 99.2

For More Information:

Brett Maas or David Fore
Hayden IR
(646) 536-7331
brett@haydenir.com

WidePoint Corporation Reports Second Quarter 2016
Financial Results

Highlighting New Product Roll-outs and Reduced Operating Losses

McLean, VA, August 8, 2016 – WidePoint Corporation (NYSE Mkt: WYY), a leading provider of Managed Mobility Services (MMS) specializing in Cybersecurity and Telecommunications Lifecycle Management (TLM) solutions, today announced financial results for the second quarter ended June 30, 2016.

Recent Business Highlights

•	Continued demonstration of capabilities in concert with Department of Defense (DoD) and Department of Homeland Security (DHS) component agencies for Certificate-on-DeviceTM derived credentialing and related next-generation identity management services

•	Continued marketing and pipeline building activities with Samsung and other key industry partners for Certificate-on-Device™ person, derived, and device credentials, and other “Internet of Things” (IoT) components

•	Selected by AT&T for commercial roll-out of Certificate-on-DeviceTM for AT&T’s IoT product offering in 2017

•	Selected by Voya Financial as a strategic partner in the “One Voya” initiative to pursue expanded identity management opportunities

•	Renewed expanded services contracts with Compass Group PLC and the DOJ’s Bureau of Alcohol, Tobacco, Firearms and Explosives, securing over $10 million in new contract wins and option year extensions. Successes included awards for identity assurance, mobile telecomm, analytics, and consulting services, spanning both Government and Commercial markets.

•	Appointed Jason Holloway as Chief Sales and Marketing Officer

Second Quarter 2016 Financial Highlights

•	Net revenue was approximately $17.5 million compared to $17.4 million in the second quarter of 2015

•	Gross profit was approximately $3.4 million compared to $3.3 million in the second quarter of 2015

•	Net Loss improved approximately $500,000 to ($897,000) compared to net loss of approximately ($1.4 million) in the second quarter of 2015, or basic and diluted loss per share of $0.011 per share compared to $0.017 in the second quarter of 2015

•	Adjusted EBITDA Loss improved approximately $510,000 to ($448,000) from ($958,000) in the second quarter of 2015

First Half 2016 Financial Highlights

•	Net revenue was approximately $38.0 million compared to $35.1 million in the first six months of 2015

•	Gross profit was approximately $7.5 million compared to $6.9 million in the first six months of 2015

•	Net Loss improved approximately $1.0 million to ($1.6 million) compared to net loss of approximately ($2.6 million) in the first six months of 2015, or basic and diluted loss per share of $0.019 per share compared to $0.031 in the first six months of 2015

•	Adjusted EBITDA Loss improved approximately $0.9 million to ($0.7 million) from ($1.6 million) in the first six months of 2015

“Our second quarter was marked by substantial improvements in our progress toward profitability,” stated Steve L. Komar, WidePoint’s chief executive officer. “We continue to selectively invest in our next-generation solutions and to expand our partnerships with leading technology Channel Partners, including Samsung and AT&T. We are driving fundamental changes to our business model to push our new business building efforts to a focus on higher margin services including mobility telecommunications and cybersecurity, and de-emphasizing lower margin reselling and administrative services activities, and continue to take steps to optimize our costs of operations and delivery. We fully expect to see the financial impact of this prioritization throughout the remainder of 2016, and increasingly in the years to come.”

James McCubbin, WidePoint’s chief financial officer, added, “Our improvements in both our net operating losses and adjusted EBITDA loss in the second quarter and in the first half were largely driven by our ongoing business rationalization efforts to improve our operating model. We believe we are on track to reach operational profitability in the second half of 2016.”

Conference Call Information

A conference call and live webcast will take place at 4:05 p.m. Eastern Time, on Monday, August 8, 2016. Anyone interested in listening to our analyst call should call 1-877-723-9522 if calling within the United States or 1-719-325-4842 if calling internationally. There will be a playback available until August 22, 2016. To listen to the playback, please call 1-877-870-5176 if calling within the United States or 1-858-384-5517 if calling internationally. Please use PIN code 4730874for the replay. The call will also be accompanied live by webcast over the Internet and accessible at http://public.viavid.com/index.php?id=120493.

About WidePoint

WidePoint is a leading provider of secure, cloud-delivered, enterprise-wide information technology-based solutions that can enable enterprises and agencies to deploy fully compliant IT services in accordance with government mandated regulations and advanced system requirements. WidePoint has several major government and commercial contracts. For more information, visit www.widepoint.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the Company's financing plans; (ii) trends affecting the Company's financial condition or results of operations; (iii) the company's growth strategy and operating strategy; (iv) the Company’s ability to achieve profitability and positive cash flows; (v) the Company’s ability to raise additional capital on favorable terms or at all; (vii) the Company’s ability to gain market acceptance for its products and (viii) the risk factors disclosed in the Company's periodic reports filed with the SEC. The words "may," "would," "will," "expect," "estimate," "anticipate," "believe," "intend" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company's ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors including the risk factors disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 15, 2016.

-tables follow-

WIDEPOINT CORPORATION

CONSOLIDATED BALANCE SHEETS

	JUNE 30,	DECEMBER 31,
	2016	2015

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,327,621	$7,930,303
Accounts receivable, net of allowance for doubtful accounts
of $81,345 and $73,378 in 2016 and 2015, respectively	7,967,307	10,565,113
Unbilled accounts receivable	5,819,539	6,637,587
Inventories	65,248	28,400
Prepaid expenses and other assets	400,768	435,300
Deferred income taxes	39,467	30,889

Total current assets	22,619,950	25,627,592

NONCURRENT ASSETS
Property and equipment, net	1,342,692	1,513,307
Intangibles, net	4,801,164	5,101,523
Goodwill	18,555,578	18,555,578
Deposits and other assets	61,791	60,471

TOTAL ASSETS	$47,381,175	$50,858,471

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Line of credit advance	$137,861	$-
Short term note payable	35,063	131,953
Accounts payable	7,433,642	7,812,226
Accrued expenses	6,349,221	6,687,054
Deferred revenue	1,132,983	2,007,970
Income taxes payable	56,510	37,684
Current portion of long-term debt	462,067	893,706
Current portion of capital lease obligations	13,772	28,752

Total current liabilities	15,621,119	17,599,345

NONCURRENT LIABILITIES
Long-term debt, net of current portion	422,117	431,756
Capital lease obligation, net of current portion	2,840	11,962
Deferred rent, net of current portion	137,452	151,994
Deferred revenue	-	24,937
Deferred income taxes	447,811	447,811

Total liabilities	16,631,339	18,667,805

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 110,000,000 shares
authorized; 82,730,134 and 82,520,696 shares issued
and outstanding, respectively	82,730	82,521
Additional paid-in capital	93,745,431	93,661,178
Accumulated other comprehensive loss	(238,989)	(270,140)
Accumulated deficit	(62,839,336)	(61,282,893)

Total stockholders’ equity	30,749,836	32,190,666

Total liabilities and stockholders’ equity	$47,381,175	$50,858,471

WIDEPOINT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2016	2015	2016	2015
REVENUES	$17,539,666	$17,432,745	$38,048,306	$35,128,313
COST OF REVENUES (including amortization and depreciation of $288,187, $288,277, $580,635, and $583,713, respectively)	14,179,119	14,126,516	30,482,781	28,252,116
GROSS PROFIT	3,360,547	3,306,229	7,565,525	6,876,197

OPERATING EXPENSES
Sales and Marketing	702,465	797,683	1,441,514	1,568,194
General and Administrative Expenses (including share-based compensation of $48,447, $81,311, $136,326 and $118,862, respectively	3,441,984	3,675,891	7,199,930	7,402,936
Product Development	1,000	142,173	258,383	211,025
Depreciation and Amortization	89,719	91,946	184,197	190,243
Total Operating Expenses	4,235,168	4,707,693	9,084,024	9,372,398

LOSS FROM OPERATIONS	(874,621)	(1,401,464)	(1,518,499)	(2,496,201)

OTHER INCOME (EXPENSE)
Interest Income	3,433	4,978	7,606	10,904
Interest Expense	(19,828)	(36,145)	(40,158)	(80,385)
Other Income	5,377	68,207	7,345	75,640
Total Other Income (Expense)	(11,018)	37,040	(25,207)	6,159

LOSS BEFORE PROVISION FOR INCOME TAXES	(885,639)	(1,364,424)	(1,543,706)	(2,490,042)
INCOME TAX PROVISION	11,291	45,204	12,734	77,345

NET LOSS	$(896,930)	$(1,409,628)	$(1,556,440)	$(2,567,387)

BASIC EARNINGS PER SHARE	$(0.011)	$(0.017)	$(0.019)	$(0.031)

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	82,730,134	82,124,603	82,644,978	81,935,259

DILUTED EARNINGS PER SHARE	$(0.011)	$(0.017)	$(0.019)	$(0.031)

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	82,730,134	82,124,603	82,644,978	81,935,259

WIDEPOINT CORPORATION

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2016	2015	2016	2015

NET LOSS	$(896,900)	$(1,409,600)	$(1,556,400)	$(2,567,400)
Adjustments to GAAP net income (loss):
Depreciation and amortization	377,900	380,200	764,800	774,000
Amortization of deferred financing costs	-	2,900	-	5,800
Income tax provision (benefit)	11,300	45,200	12,700	77,300
Interest income	(3,400)	(5,000)	(7,600)	(10,900)
Interest expense	19,900	36,100	40,200	80,400
Other (expense) income	(5,300)	(68,200)	(7,300)	(75,600)
Provision for doubtful accounts	-	(21,500)	(13,400)	(23,100)
Stock-based compensation expense	48,400	81,400	81,300	118,900

Adjusted EBITDA	$(448,100)	$(958,500)	$(685,700)	$(1,620,600)